UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2025

INTEGRAL AD SCIENCE HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40557	83-0731995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 E 49th Street, 20th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 646 278-4871

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	IAS	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously announced, on September 24, 2025, Integral Ad Science Holding Corp., a Delaware corporation (“IAS” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement” and the transactions contemplated thereby, the “Merger”) with Igloo Group Parent, Inc., a Delaware corporation (“Parent”), and Igloo Group Acquisition Company, Inc., a Delaware corporation and a wholly owned subsidiary of Parent. On November 7, 2025, IAS filed a definitive information statement on Schedule DEFM14C (the “Definitive Information Statement”), as such may be supplemented from time to time, with the U.S. Securities and Exchange Commission (the “SEC”).

Supplemental Disclosures

While IAS believes that the disclosures set forth in the Definitive Information Statement comply fully with all applicable laws, IAS has determined voluntarily to supplement certain disclosures in the Definitive Information Statement with certain supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein.

All page references used herein refer to pages in the Definitive Information Statement before any additions or deletions resulting from the Supplemental Disclosures, and capitalized terms used below, unless otherwise defined, have the meanings set forth in the Definitive Information Statement. Underlined and bolded text shows text being added to a referenced disclosure in the Definitive Information Statement and ~~stricken-through~~ text shows text being deleted from a referenced disclosure in the Definitive Information Statement. This Current Report on Form 8-K is incorporated into, and amends and/or supplements, the Definitive Information Statement as provided herein. Except as specifically noted herein, the information set forth in the Definitive Information Statement remains unchanged.

Supplemental Disclosures to Definitive Information Statement

1.      The section of the Definitive Information Statement entitled “The Merger—Background of the Merger” is hereby amended and supplemented as follows:

A.      By amending and restating the fifth full paragraph on page 24 of the Definitive Information Statement in its entirety as follows:

On January 29, 2025, representatives of Jefferies shared a preliminary version of ~~IAS’s~~ the 2025 Annual Operating Plan prepared by members of IAS management, including 3-year projections and revenue forecasts (the ‘‘Initial February 2025 Forecasts’’ ~~as discussed in further detail in the section of this information statement entitled ‘‘The Merger—Certain Company Financial Forecasts’’ beginning on page 42~~) with the Company Board for review.

B.      By amending and restating the sixth full paragraph on page 24 of the Definitive Information Statement in its entirety as follows:

On February 4, 2025, the Company Board held a special meeting via videoconference with representatives of Jefferies, members of IAS senior management and representatives of Kirkland to discuss the Initial February 2025 Forecasts. Following discussion, the Company Board instructed IAS management to make certain minor adjustments to the Initial February 2025 Forecasts prior to sharing with potential counterparties in connection with the 2025 Process.

Over the course of the next several days, IAS management updated the Initial February 2025 Forecasts in accordance with the Company Board’s instructions at the February 4 Board meeting. The updated version of the Initial February 2025 Forecasts (the “February 2025 Forecasts” as discussed in further detail in the section of this information statement entitled “The Merger—Certain Company Financial Forecasts” beginning on page 42) were reviewed and approved by the Board on February 8, 2025 to be shared with ~~Following discussion, the Company Board authorized sharing of the February 2025 Forecasts with~~ potential transaction counterparties in connection with the ~~strategic review~~ 2025 P~~p~~rocess whom had executed acceptable confidentiality agreements.

C.      By amending and restating the last paragraph on page 29 of the Definitive Information Statement in its entirety as follows:

On September 8 ~~7~~, 2025, certain members of the Company Board held a ~~special meeting by~~ videoconference with, ~~among others,~~ representatives of Kirkland~~, representatives of Jefferies and members of IAS’s management in attendance. Representatives of Kirkland~~ to review~~ed with the Company Board~~ certain key terms of the initial draft of the merger agreement (the ‘‘Draft Merger Agreement’’) proposed to be shared with Novacap. The Draft Merger Agreement, among other things, (i) contained customary representations, warranties and covenants for a transaction involving a financial sponsor buyer, (ii) provided for customary termination rights of IAS, including to enter into an acquisition agreement for a superior proposal prior to receipt of the requisite shareholder approval of the transaction (subject to compliance with the terms of the agreement and the payment of a termination fee), and (iii) included ‘‘hell or high water’’ obligations with respect to achieving required regulatory approvals. The Draft Merger Agreement contemplated that the Consenting Stockholders, who together held the requisite percentage of voting securities of IAS to approve a change of control transaction in accordance with the DGCL and IAS’s organizational documents, would deliver a written consent approving the potential transaction after signing of the Merger Agreement. Following such discussion, the members of the Company Board in attendance approved the distribution of the Draft Merger Agreement to Novacap.

2.      The section of the Definitive Information Statement entitled “The Merger—Certain Company Financial Forecasts” is hereby amended and supplemented as follows:

A.      By amending and restating the third full paragraph on page 42 of the Definitive Information Statement in its entirety as follows:

In connection with its consideration of its stand-alone prospects and potential strategic transactions available to IAS and the process leading up to the evaluation of the Merger, IAS’s management developed, among other things, certain forward-looking forecasts with respect to fiscal years 2024 through 2027 which were prepared by IAS management and reviewed and approved for use by the Company Board on September 29, 2024, which were further refined by IAS management and shared with the Company Board on October 5, 2024 (the “2024 Forecasts”) (as described in the section entitled “—Background of the Merger” beginning on page 20) in connection with the Company Board’s evaluation of the strategic review process, and, subsequently provided to representatives of Jefferies. Subsequently, at the direction of the Company Board, due to the passage of time and changes in market conditions and related performance and outlook, IAS’s management provided the Company Board and representatives of Jefferies with updated financial forecasts with respect to fiscal years 2025 through 2027 which were reviewed and approved by the Company Board on February ~~4~~8, 2025 (the “February 2025 Forecasts”) in connection with the Company Board’s evaluation of its stand-alone prospects and the strategic review process as well as for use by representatives of Jefferies in connection with its financial analyses. In August 2025, IAS’s management provided the Company Board and representatives of Jefferies with updated financial forecasts with respect to fiscal years 2025 through 2029 which were reviewed and approved by the Company Board on August 14,2025 (the “August 2025 Forecasts” and together with the 2024 Forecasts and the February 2025 Forecasts, the “Forecasts”) in connection with the Company Board’s evaluation of the proposed Merger as well as for use by representatives of Jefferies in connection with its financial analyses and opinion (as described in the section entitled “Opinion of Jefferies LLC”).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K, and the Company’s other filings, press releases and statements made in connection herewith may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding the benefits of the proposed acquisition of the Company and the associated integration plans, expected synergies and capital expenditure commitments, anticipated future operating performance and results of the Company, the expected management and governance of the Company following the acquisition, expected timing of the closing of the Merger and the other transactions contemplated by the Merger Agreement, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial condition, assumptions or future events or performance that are not historical facts. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “aim,” “anticipate,” “believe,” “can,” “could,” “seek,” “should,” “feel,” “expect,” “will,” “would,” “plan,” “project,” “intend,” “estimate,” “continue,” “may,” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company Common Stock, (ii) the timing to consummate the Merger, or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement, (iii) the failure to satisfy the conditions to the consummation of the Merger, and the other transactions contemplated thereby, (iv) the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated, (v) the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results and business generally, (vi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions, (vii) risks that the Merger disrupts current plans and operations, (viii) risks related to diverting management’s attention from the Company’s ongoing business operations, (ix) the outcome of any legal proceedings that may be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (x) the Company’s ability to retain, hire and integrate skilled personnel, including the Company’s senior management team, and maintain relationships with key business partners and customers, and others with whom it does business, in light of the Merger, (xi) unexpected costs, charges or expenses resulting from the Merger, (xii) the impact of adverse general and industry-specific economic and market conditions, (xiii) risks related to the Company’s financial position and results of operations, (xiv) risks that the benefits of the Merger are not realized when and as expected, (xv) the impact of inflation and global conflicts, including ongoing trade disputes between the United States and other countries, and (xvi) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Company’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings made or to be made by the Company with the SEC. The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the Company’s operations in the way the Company expects. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. Except as required by applicable law or regulation, the Company does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the proposed transaction involving the Company and Novacap Management Inc. The Company has prepared and mailed a definitive information statement for its stockholders containing the information with respect to the proposed merger specified in Schedule 14C promulgated under the Exchange Act, and describing the proposed transaction. This Current Report on Form 8-K is not a substitute for the information statement, or any other document, that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction.

THE COMPANY’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The Company’s stockholders may obtain free copies of the documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investor Relations page of the Company’s website at https://investors.integralads.com or by contacting the Company’s Investor Relations by e-mail at ir@integralads.com.

No Offer or Solicitation

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this Current Report on Form 8-K, and this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL AD SCIENCE HOLDING CORP.

Date: December 12, 2025
	By:	/s/ Alpana Wegner
	Name:	Alpana Wegner
	Title:	Chief Financial Officer (Principal Financial Officer)